UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2015

Synergy CHC Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-55098	99-0379440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

865 Spring Street, Westbrook, ME	04092
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (615) 939-9004

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (Amendment No. 1) amends the Current Report on Form 8-K we filed with the Securities and Exchange Commission (the “SEC”) on November 18, 2015 (the “Original 8-K”). Among other things, the Original 8-K reported our acquisition of Breakthrough Products, Inc., a Delaware corporation (“Breakthrough”), through the purchase of all of its outstanding capital stock.

The purpose of this Amendment No. 1 is to provide financial statement information required by Item 9.01, which was excluded from the Original 8-K in reliance on Items 9.01(a)(4) and 9.01(b)(2).

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements for Breakthrough required by Item 9.01(a) of Form 8-K are included as Exhibit 99.1 and Exhibit 99.2 to this Amendment No. 1 to the Original Form 8-K and incorporated herein by reference.

(b) Pro forma financial information.

The pro forma financial information for Breakthrough required by Item 9.01(b) of Form 8-K is included as Exhibit 99.3 to this Amendment No. 1 to the Original Form 8-K and incorporated herein by reference.

(c) Shell company transactions.

Not applicable.

(d) Exhibits

Exhibit No.	Description

99.1	Audited financial statements for Breakthrough, including notes thereto, as of and for the years ended December 31, 2014 and 2013.

99.2	Unaudited financial statements for Breakthrough, including the notes thereto, for the nine months ended September 30, 2015 and 2014.

99.3	Unaudited pro forma financial information of Synergy CHC Corp. as of and for the nine months ended September 30, 2015 and as of and for the year ended December 31, 2014, giving effect to the Breakthrough acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNERGY CHC CORP.

Date: February 11, 2016	/s/ Jack Ross
Jack Ross
President and Chief Executive Officer